UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CACI INTERNATIONAL INC
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Your Vote Counts! CACI INTERNATIONAL INC 2024 Annual Meeting Vote by October 16, 2024 11:59 PM ET. For shares held in a Plan, vote by October 14, 2024 11:59 PM ET. CACI INTERNATIONAL INC ATTN. SHAWN QUARNBERG 12021 SUNSET HILLS ROAD RESTON, VA 20190 V56444-P17981 You invested in CACI INTERNATIONAL INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 17, 2024. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 3, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 17, 2024 9:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CACI2024 *Please check the meeting materials for any special requirements for meeting attendance.
CACI INTERNATIONAL INC ATTN. SHAWN QUARNBERG 12021 SUNSET HILLS ROAD RESTON, VA 20190 V22665-P98384 You invested in CACI INTERNATIONAL INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 19, 2023. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 5, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Your Vote Counts! CACI INTERNATIONAL INC 2023 Annual Meeting Vote by October 18, 2023 11:59 PM ET. For shares held in a Plan, vote by October 16, 2023 11:59 PM ET. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 19, 2023 9:30 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/CACI2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.Pro Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1.Election of Directors Nominees: 1a.Michael A. Daniels For 1b.Lisa S. Disbrow For 1c.Susan M. Gordon For 1d. William L. Jews For 1e.Ryan D. McCarthy For 1f.John S. Mengucci For 1g.Scott C. Morrison For 1h.Philip O. Nolan For 1i.Debora A. Plunkett For 1j. Stanton D. Sloane For 1k.Charles L. Szews For 2.To approve on a non-binding, advisory basis the compensation of our named executive officers; and For3.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V56445-P17981